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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) January 11, 2001

                       AMERICA ONLINE LATIN AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-31181             65-0963212
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(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)       Identification No.)

         6600 N. Andrews Avenue
                Suite 500
         Ft. Lauderdale, Florida                                      33309
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (954)689-3100


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                              ITEMS OF INFORMATION

Item 8. Change in Fiscal Year

         At a special meeting of the Board of Directors of the Registrant held on November 20, 2000, the Board of Directors of the Registrant resolved to change the fiscal year of the Registrant for fiscal years ending after June 30, 2000 to a fiscal year ending on December 31 of each year, subject to, and effective upon, the consummation of the proposed merger between America Online, Inc. and Time Warner, Inc. (the "Merger"). On January 11, 2001, the Merger was consummated. The Registrant will file the required transition report on a Form 10-K covering the six-month period ending December 31, 2000.

The following exhibit is being filed with this Form 8-K:

99.1     Press release dated January 18, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     America Online Latin America, Inc.


January 22, 2001                      BY /s/ Javier Aguirre
                                         ---------------------------------
                                         Javier Aguirre
                                         Chief Finance Officer